Stock-Based Compensation (Details) - Schedule of stock based compensation expense related to options granted to employees and non employees - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Schedule of stock based compensation expense related to options granted to employees and non employees [Abstract]
Cost of revenue	$ 73	$ 22
Research and development expense	2,184	372
Selling, general and administrative expense	1,083	6
Total stock-based compensation expense	$ 3,340	$ 400